                                                          [HOWARD WARD PHOTO]
                                                                  HOWARD WARD

           THE GABELLI GROWTH FUND

              SEMI-ANNUAL REPORT

                JUNE 30, 1999

                 [FIVESTARS]

 Morningstar Rating(TM) of The Gabelli Growth
               Fund was 5 stars
 overall and for the three-year period ended
              6/30/99 among 3043
 domestic equity funds, and for the five and
            ten-year periods ended
  6/30/99 among 1878 and 748 domestic equity
             funds, respectively.

TO OUR SHAREHOLDERS,

     The stock market continues its one way march. The bears just cannot get it right. Long term interest rates rise as the Federal Reserve Board tightens monetary policy and the market actually goes up. At long last, we discover that the Chinese stole highly confidential nuclear secrets and the market goes up. The Russians outflank us on the road to the Kosovo airport, take control of the airport as talk of a crisis within the Russian leadership deepens, and the market goes up. Robert Rubin, the popular and well-respected Secretary of the Treasury, resigns and the market goes up. Lou Dobbs, the charismatic and pioneering host of CNN's Moneyline, resigns and the market goes up. Maria Bartiromo, the popular and insightful CNBC anchor, gets married and the market goes up. There is a clear trend here.

     At the halfway point of what is sure to be a tumultuous year we are feeling good about the economic picture. "Mr. Market" may turn sour yet, but right now we are beginning to think that this year may be better than we would have had the nerve to suggest previously. This is why we do not engage in market timing and this is why we do not like giving terribly specific forecasts for the market overall. As we have discussed before, market timing is a loser's game. Do not get caught up in it. Dollar cost averaging is a reasonable approach to investing in the stock market at times like these, when the market's valuation is at the high end of its historic range. It balances the risk of being in the market with the risk of not being in the market.

--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1999 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

                   Average Annual Returns - June 30, 1999 (a)
                   ------------------------------------------
1 Year.....................................................................30.2%
5 Year.....................................................................29.4%
10 Year....................................................................19.0%
Life of Fund (b)...........................................................20.1%

INVESTMENT RESULTS (a)

                                                         Quarter
                                        ------------------------------------------
                                         1st         2nd         3rd         4th         Year
                                         ---         ---         ---         ---         ----
1999:  Net Asset Value................  $38.53      $41.38       --          --          --
       Total Return...................    8.8%        7.4%       --          --          --
-------------------------------------------------------------------------------------------------------
1998:  Net Asset Value................  $32.32      $33.37      $28.54      $35.40      $35.40
       Total Return...................   12.9%        3.2%      (14.5)%      30.2%       29.8%
-------------------------------------------------------------------------------------------------------
1997:  Net Asset Value................  $24.50      $29.25      $33.41      $28.63      $28.63
       Total Return...................    1.5%       19.4%       14.2%        3.1%       42.6%
-------------------------------------------------------------------------------------------------------
1996:  Net Asset Value................  $23.75      $24.34      $25.35      $24.14      $24.14
       Total Return...................    7.2%        2.5%        4.1%        4.4%       19.4%
-------------------------------------------------------------------------------------------------------
1995:  Net Asset Value................  $20.86      $22.99      $24.91      $22.16      $22.16
       Total Return...................    6.0%       10.2%        8.4%        4.9%       32.7%
-------------------------------------------------------------------------------------------------------
1994:  Net Asset Value................  $21.90      $21.23      $22.58      $19.68      $19.68
       Total Return...................  (5.8)%      (3.1)%        6.4%      (0.5)%      (3.4)%
-------------------------------------------------------------------------------------------------------
1993:  Net Asset Value................  $21.71      $21.84      $23.43      $23.26      $23.26
       Total Return...................    0.6%        0.6%        7.3%        2.5%       11.3%
-------------------------------------------------------------------------------------------------------
1992:  Net Asset Value................  $20.27      $19.72      $20.50      $21.59      $21.59
       Total Return...................  (4.7)%      (2.7)%        4.0%        8.5%        4.5%
-------------------------------------------------------------------------------------------------------
1991:  Net Asset Value................  $18.18      $18.02      $19.51      $21.28      $21.28
       Total Return...................   11.7%      (0.9)%        8.3%       12.0%       34.3%
-------------------------------------------------------------------------------------------------------
1990:  Net Asset Value................  $16.74      $17.80      $15.75      $16.27      $16.27
       Total Return...................  (1.9)%        6.3%      (11.5)%       6.2%      (2.0)%
-------------------------------------------------------------------------------------------------------
1989:  Net Asset Value................  $13.99      $15.73      $17.46      $17.07      $17.07
       Total Return...................   10.6%       12.4%       11.0%        1.5%       40.1%
-------------------------------------------------------------------------------------------------------
1988:  Net Asset Value................  $10.87      $12.40      $12.71      $12.65      $12.65
       Total Return...................   16.1%       14.1%        2.5%        2.5%       39.2%
-------------------------------------------------------------------------------------------------------
1987:  Net Asset Value................   --         $10.84      $11.28       $9.51       $9.51
       Total Return...................   --           8.4%(b)     4.1%      (15.7)%      .(49)%(b)
-------------------------------------------------------------------------------------------------------

 Dividend History
 ------------------------------------------------------
 Payment (ex) Date  Rate Per Share   Reinvestment Price
 -----------------  --------------   ------------------
 December 28, 1998      $1.745             $35.15
 December 30, 1997      $5.790             $28.58
 December 31, 1996      $2.324             $24.14
 December 29, 1995      $3.960             $22.16
 December 30, 1994      $2.790             $19.68
 December 31, 1993      $0.760             $23.26
 December 31, 1992      $0.646             $21.59
 December 31, 1991      $0.573             $21.28
 December 31, 1990      $0.460             $16.27
 December 29, 1989      $0.654             $17.07
 December 30, 1988      $0.377             $12.65
 January 4, 1988        $0.152              $9.58

 (a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on April 10, 1987.

INVESTMENT PERFORMANCE

     For the second quarter ended June 30, 1999, The Gabelli Growth Fund's (the "Fund") total return was 7.4%. The Lipper Growth Fund Average and Standard and Poor's ("S&P") 500 Index had total returns of 7.1% and 7.1%, respectively, over the same period. The S&P index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 30.2% over the trailing twelve-month period. The Lipper Growth Fund Average and S&P 500 rose 18.9% and 22.8%, respectively, over the same twelve-month period.

     For the ten-year period ended June 30, 1999, the Fund's total return averaged 19.0% annually versus average annual total returns of 16.2% and 18.8% for the Lipper Growth Fund Average and S&P 500, respectively. Since inception on April 10, 1987 through June 30, 1999, the Fund had a cumulative total return of 840.1%, which equates to an average annual total return of 20.1%. Our direct shareholders total 64,907 and net assets are $2.237 billion as of June 30, 1999.

ECONOMIC BACKGROUND

     The economy continues to grow at an inflation-adjusted rate of about 4.0%. Interest rates rose in the second quarter with the 30-year Treasury bond's yield moving above 6.0% for the first time since May of 1998. This backup in yields has reduced housing activity slightly, which is apt to slow economic growth to around 3.0% for the third quarter. The important automotive industry is doing well. Ward's Automotive Reports (no relation) predicts record auto production in the third quarter. Retail sales have exceeded expectations recently, as the consumer feels relatively good about job security, with unemployment rates remaining below 5.0%. Importantly, spending on information technology-related goods and services is robust. This fast growing sector of the economy is where many of today's new jobs are being created. The manufacturing sector continues to reduce overall levels of employment.

     Globally, we are, perhaps, seeing the first signs that Japan's slumbering economy may be awakening, although the evidence remains less than overwhelming. Excess capacity continues to pressure prices with Japan, China and Germany experiencing a bit of deflation. It now appears as if China's trade surplus is about to vanish, which may force the Chinese to devalue their currency. This may trigger a price war within the Asian exporting community and is most likely bad news for Asian stock prices. Of course, we have seen some commodity prices move higher lately, led by oil. This is good news for certain emerging markets that have commodity-based economies. To be sure, most commodities have experienced bear markets for an extended time, at least 20 years in some cases. Shuttered capacity will return to market should prices continue to rise. Now is not the time to panic about commodity-led price inflation. The price of gold, historically a leading indicator of inflation, is hitting new lows on a regular basis.

THE STOCK MARKET

     The Internet continues to capture the fascination of investors, although most pure play Internet stocks peaked in April and experienced price declines point to point during the second quarter. The good news is that the general market held firm despite the Internet stock declines, which in some cases were more than 30%. The second quarter brought us "drkoop.com". The third quarter may bring us

"marthastewart.com" (I am not joking). In last quarter's report we took issue with the valuation accorded America Online. Now let's have some fun with Yahoo's price.

     On the day Yahoo reported its second quarter earnings, the stock was at a price of approximately $170. In April, the stock traded as high as $244. At $170, the company was valued at roughly $38 billion. Since forecasts call for earnings of about $80 million this year, the owner of Yahoo would have a return on investment of $80 million divided by $38 billion which equates to about 0.21% or 21 basis points. I think that stinks! If it were my $38 billion, I would spend $32 billion to buy all of McGraw-Hill, Tribune Company and The Interpublic Group of Companies. These are all tremendously successful media companies with real earnings and hidden Internet assets to boot. They are growing earnings at rates between 12% and 15% and have for some time. Anyway, each company would contribute between $350 million and $370 million in earnings this year for a combined total of roughly $1.1 billion in earnings. With the remaining $6 billion, I would buy 6.0% Treasury bonds and earn another $360 million in income. My combined income from these 4 investments would be $1.5 billion. This is a return on investment of 3.9% or 19 times superior to Yahoo. Yahoo needs to compound earnings growth of 50% for eight years to earn $1.5 billion. Of course, my companies are growing too. At a continued growth rate of 12% to 15%, they would be earning over $3 billion in eight years. Folks, the math for the Internet stocks, even the biggest and best, does not compute.

     That said, as growth investors we do feel the information revolution is the place to be. You do not need to speculate in Internet stocks to participate in the revolution. Neither do we recommend putting all of your eggs in this sector of the market, as it is volatile and continually changing. Our approach is to own a handful of the leading companies in various information disciplines, be it telecommunications equipment (Cisco Systems and Lucent), semiconductors (Intel and Texas Instruments), computer services (IBM, Computer Sciences Corp.), software (Microsoft), servers (Sun Microsystems) and storage (EMC). We own AT&T, Time Warner and MCI Worldcom as information pipelines to business and the consumer. In the more traditional media category, we own CBS, Clear Channel, Gannett, Tribune, McGraw-Hill and The New York Times, among others. Most of these traditional media companies have direct Internet assets as well as customers and content that may hold value for other online businesses.

PORTFOLIO HIGHLIGHTS

     In this year's first quarter, the Internet stocks ran fast and furious. As they declined in the second quarter, traditional technology and media stocks assumed market leadership within the large cap growth sector of the market. Our best performing stocks in the second quarter were our two largest holdings, IBM and Texas Instruments. They each rose by 45%. They were followed by Tribune (up 33%), The New York Times (up 29%), and Tiffany (up 29%). Our top ten performers were rounded out by Computer Sciences Corp. (up 25%), Lucent (up 25%), Cisco Systems (up 18%), MediaOne Group (up 17%) and Chancellor Media (up 17%).

     It is worth noting that during the quarter we sold our remaining shares in the consumer staples sector. This included old friends such as Gillette and Coca-Cola as well as Procter & Gamble, Ralston Purina and PepsiCo. Simply put, we felt other stocks had better prospects for solid double-digit growth with valuations that were more compelling. The consumer staples companies are generally finding growth more difficult than in the past. During the second quarter, we saw earnings warnings from Coke, Gillette and Campbell Soup (which we did not own). We saw significant layoffs announced (usually not a sign of prosperity) by Procter & Gamble and Kellogg (which we did not own). We do not want to make a big deal of this at the moment because we will likely own these companies again at some point.

LOOKING AHEAD

     Currently, the earnings outlook for the back half of the year is excellent. We do not anticipate a major change in portfolio holdings. We cannot help but think that Internet mania peaked along with their stocks in April. Reality is slowly setting in. We will not invest in these companies unless the math computes. At these prices they are just speculative stocks with sex appeal.

     The best scenario for us is one where interest rates decline as the economy cools and earnings continue to move smartly higher. We do not think the market would easily adjust to another leg up in interest rates, at least not with the overall market selling at historically high multiples of earnings.

     The stock market can be seductive. Do not let it seduce you. We want you to use the stock market as a long term investment vehicle. We do not want your short term money. The market can test your appetite for risk with little warning. These are exciting times and you should be prepared for something less than the "best of all possible worlds."

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

Cisco Systems Inc. (CSCO - $64.50 - Nasdaq) is the leading supplier of data networking equipment such as routers and ATM switches for use in Local Area Networks, Wide Area Networks and the Internet. As an integral provider of infrastructure for the Internet, the company is a major beneficiary of the "Net's" explosive growth. We expect significant growth in earnings to continue over the next few years.

Home Depot Inc. (HD - $64.4375 - NYSE) continues to take market share in the home improvement retailing segment, in which it is the leader by a wide margin. HD does not rest on its laurels. The company is set to begin testing a smaller format store known as Villager's Hardware, which will compete with small hardware stores. The company continues to roll out Expo Design Centers and is expanding into institutional facilities maintenance through the purchase of Maintenance Warehouse/America Corp. in 1997. Finally, Home Depot is developing an Internet sales facility that will leverage the company's brand beyond traditional retail outlets.

International Business Machines Corp. (IBM - $129.25 - NYSE) is a leading supplier of hardware, software and outsourcing services for the computer industry. Over 60% of the company's revenues now come from relatively higher margin software and service businesses. IBM is well positioned as an electronic commerce solutions provider, which also provides a platform to cross-sell the company's many products. We expect the company to grow earnings per share going forward.

Marsh & McLennan Companies Inc. (MMC - $75.50 - NYSE) is the world's largest insurance broker and one of the leading asset managers through its ownership of The Putnam Funds. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. The company's growth rate has accelerated in recent years due primarily to the success of Putnam. We expect overall growth to continue based on sustained strong results at Putnam, albeit slower than last year, and some modest improvement in the company's traditional insurance brokerage business.

MediaOne Group Inc. (UMG - $74.375 - NYSE) is being acquired by AT&T
(T - $55.8125 - NYSE) as that company continues to build and enhance its facilities to offer one stop shopping for telecommunications services. Upon completion of the merger, AT&T will become the nation's largest provider of cable television services. Under the leadership of C. Michael Armstrong, AT&T's growth rate is rising from single digits to double digits. The company wants to expand beyond being just a long distance provider. They are now a major provider of wireless telephony (both cellular and personal communications services ("PCS")) and traditional land-line long distance. AT&T is now becoming a major provider of cable television services and Internet access. Additionally, they will use the cable plant to offer local telephone service. They also own various cable programming assets.

Mellon Bank Corp. (MEL - $36.375 - NYSE) is one of the largest asset managers in the country. In addition to the Bank's asset gathering arm, their Dreyfus and Boston Company subsidiaries continue to grow and prosper. New management is shedding non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent over 60% of revenues and that number will grow with the divestiture of the company's mortgage and credit card operations. The bank prefers to remain independent but it is an attractive property to asset manager "wannabes" that need scale to boost fee income meaningfully.

Northern Trust Corp. (NTRS - $97.00 - Nasdaq) is one of an elite group of institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc) and continues to build its fee income in a methodical way. We believe earnings will continue to grow, powered by growth in assets under management, which exceed $200 billion. We regard NTRS as a trophy property within the banking sector.

State Street Corp. (STT - $85.375 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $5.3 trillion under custody. Additionally, State Street is a major asset manager itself with $574 billion under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority.

Sun Microsystems Inc. (SUNW - $68.875 - Nasdaq) is a leading provider of hardware and software for network based distributed computing systems. While most of the company's revenue is derived from UNIX-based workstations and client servers, it is becoming best known for its JAVA operating software. Sun Microsystems has entered into a joint venture with America Online, which provides SUNW with a platform to enhance its presence in electronic commerce. As the top supplier of client server computers to Internet Service Providers, SUNW is a major beneficiary of continued Internet growth.

Texas Instruments Inc. (TXN - $145.00 - NYSE) is the largest provider of digital signal processors, a critical component for digital communication devices, including wireless phones and digital signal lines ("DSL"). Having restructured the company in recent years, its valuation is no longer hostage to the digital random access memory ("DRAM") chip cycle and defense businesses. We believe the digital signal processor ("DSP") chip business, in which TXN is the leader, will continue to grow rapidly in the foreseeable future.

Time Warner Inc. (TWX - $73.50 - NYSE) owns one of the finest collections of media assets in the world. In addition to being the largest operator of cable television systems, the company is a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable networks. Time Warner's media empire extends to music and publishing, where it is a leader in both. The company's business fundamentals are the best they have been in years with double digit growth in operating cash flow expected to continue for the foreseeable future.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

PROPOSALS TO SHAREHOLDERS

     The Fund's Board of Trustees has asked shareholders to consider a proposal to amend the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares, and a proposal to amend the Fund's investment policy with respect to options on securities that it holds or has the right to obtain. We believe that all of these proposals would benefit the shareholders, and we urge you to give them your careful consideration.

     For existing shareholders we intend to remain a no-load fund. At the same time, mutual fund distributors are increasingly employing a variety of different types and combinations of sales charge arrangements for different classes of shares that are targeted to the needs of particular types of investors. Your Board of Trustees believes that the Fund should be able to provide the distribution alternatives and investment flexibility provided by other similarly situated funds that offer multiple classes of shares. We believe that approval of the proposal to permit the Fund to offer additional classes of shares will enhance the potential for the Fund to attract additional investors in a manner that could provide additional benefits for all investors in the Fund. Again, to repeat, approval of this proposal will not diminish the ability of existing and future shareholders to purchase and redeem shares at net asset value.

     The second proposal relates to the use of options. If approved, the Fund would be allowed to sell "covered" call options and to purchase put options in securities, currencies or other assets owned by the Fund. Among other benefits, this should enable the Fund to generate additional premium income which would serve to enhance the Fund's total return and to protect against any anticipated declines in the value of its assets.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     The Chinese may have our nuclear secrets but they do not have the World Cup. Our soccer savvy women beat them with an arsenal that included technical skill, stamina and courage. They played their hearts out and won our hearts in the process. We cannot say for sure what impact they may have on "Mr. Market" but their performance sure inspired us. It was a storybook ending to a great drama.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABGX. Please call us during the business day for further information.

                                       Sincerely,
                                       [HOWARD F. WARD SIGNATURE]

                                       HOWARD F. WARD, CFA
                                       Portfolio Manager

July 15, 1999

                                TOP TEN HOLDINGS
                                 JUNE 30, 1999

IBM Corp.                            Time Warner Inc.
Texas Instruments Inc.               State Street Corp.
Cisco Systems Inc.                   Northern Trust Corp.
Home Depot Inc.                      Marsh & McLennan Companies
MediaOne Group Inc.                  Mellon Bank Corp.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                               MARKET
       SHARES                                                  COST            VALUE
       ------                                                  ----            ------
                        COMMON STOCKS--99.8%
                        BROADCASTING--5.5%
         950,600        CBS Corp.+......................  $   27,571,836   $   41,291,687
         395,000        Chancellor Media Corp.+.........      18,182,007       21,774,375
         876,600        Clear Channel Communications
                         Inc.+..........................      39,902,042       60,430,613
                                                          --------------   --------------
                                                              85,655,885      123,496,675
                                                          --------------   --------------
                        BUSINESS SERVICES--6.5%
         920,000        Automatic Data Processing
                         Inc. ..........................      26,876,360       40,480,000
         440,000        Ceridian Corp. .................      14,994,775       14,382,500
         220,000        First Data Corp. ...............      10,356,585       10,766,250
         564,050        Interpublic Group of Companies
                         Inc. ..........................      27,485,189       48,860,831
         312,000        Omnicom Group Inc. .............      16,453,292       24,960,000
         145,000        Young & Rubicam Inc. ...........       4,575,000        6,588,438
                                                          --------------   --------------
                                                             100,741,201      146,038,019
                                                          --------------   --------------
                        CABLE--3.7%
       1,115,000        MediaOne Group Inc.+............      45,951,355       82,928,125
                                                          --------------   --------------
                        COMMUNICATIONS EQUIPMENT--5.1%
       1,461,500        Cisco Systems Inc.+.............      52,727,006       94,266,750
         300,000        Lucent Technologies Inc. .......      10,606,814       20,231,250
                                                          --------------   --------------
                                                              63,333,820      114,498,000
                                                          --------------   --------------
                        COMPUTER HARDWARE--9.8%
         620,000        Dell Computer Corp.+............      11,766,498       22,940,000
         970,000        International Business Machines
                         Corp. .........................      82,181,464      125,372,500
       1,040,000        Sun Microsystems Inc.+..........      23,625,139       71,630,000
                                                          --------------   --------------
                                                             117,573,101      219,942,500
                                                          --------------   --------------
                        COMPUTER SOFTWARE AND SERVICES--9.0%
         870,600        Computer Sciences Corp.+........      40,493,556       60,234,637
         460,000        Electronic Data Systems
                         Corp. .........................      23,630,517       26,018,750
       1,080,000        EMC Corp.+......................      32,010,009       59,400,000
         330,000        Microsoft Corp.+................      18,117,632       29,761,875
         752,000        SunGard Data Systems Inc.+......      27,426,225       25,944,000
                                                          --------------   --------------
                                                             141,677,939      201,359,262
                                                          --------------   --------------
                        ELECTRONICS--7.7%
         935,000        Intel Corp. ....................      49,575,172       55,632,500
         801,000        Texas Instruments Inc. .........      74,542,641      116,145,000
                                                          --------------   --------------
                                                             124,117,813      171,777,500
                                                          --------------   --------------
                        ENTERTAINMENT--3.7%
       1,095,000        Time Warner Inc. ...............      53,692,334       80,482,500
          60,000        Viacom Inc., Cl. B+.............       2,184,119        2,640,000
                                                          --------------   --------------
                                                              55,876,453       83,122,500
                                                          --------------   --------------
                        FINANCIAL SERVICES--7.3%
         175,500        American International Group
                         Inc. ..........................       5,827,204       20,544,469
           5,000        Goldman Sachs Group Inc. .......         265,000          361,250
         964,500        Marsh & McLennan Companies
                         Inc. ..........................      52,428,942       72,819,750
         595,000        Merrill Lynch & Co. ............      42,237,097       47,562,812
         583,500        T. Rowe Price Associates
                         Inc. ..........................      18,051,557       22,391,813
                                                          --------------   --------------
                                                             118,809,800      163,680,094
                                                          --------------   --------------
                        FINANCIAL SERVICES: BANKS--12.6%
         840,000        Bank of New York Inc. ..........      25,505,619       30,817,500
       1,996,000        Mellon Bank Corp. ..............      45,391,432       72,604,500
         810,000        Northern Trust Corp. ...........      47,015,743       78,570,000
         939,400        State Street Corp. .............      51,506,172       80,201,275
         280,000        SunTrust Banks Inc. ............      19,884,490       19,442,500
                                                          --------------   --------------
                                                             189,303,456      281,635,775
                                                          --------------   --------------

                                                                               MARKET
       SHARES                                                  COST            VALUE
       ------                                                  ----            ------
                        HEALTH CARE--11.1%
         272,000        Abbott Laboratories.............  $    6,344,738   $   12,376,000
         659,000        Amgen Inc.+.....................      41,340,546       40,116,625
         490,000        Baxter International Inc. ......      29,181,230       29,706,250
         524,000        Bristol-Myers Squibb Co. .......      29,036,832       36,909,250
         147,000        Johnson & Johnson...............       8,634,194       14,406,000
         315,000        Lilly (Eli) & Co. ..............      22,624,706       22,561,875
         361,000        Merck & Co. Inc. ...............      19,350,244       26,714,000
         133,000        Pfizer Inc. ....................      10,345,509       14,596,750
         724,000        Warner-Lambert Co. .............      43,959,573       50,227,500
                                                          --------------   --------------
                                                             210,817,572      247,614,250
                                                          --------------   --------------
                        PUBLISHING--6.7%
         680,000        Gannett Co. Inc. ...............      35,716,699       48,535,000
         370,000        Knight-Ridder Inc. .............      20,253,562       20,326,875
         434,000        McGraw-Hill Companies Inc. .....      11,715,279       23,408,875
         938,000        New York Times Co., Cl. A.......      27,055,964       34,530,125
         255,000        Tribune Co. ....................      10,548,414       22,216,875
                                                          --------------   --------------
                                                             105,289,918      149,017,750
                                                          --------------   --------------
                        RETAIL--8.3%
       1,417,718        Home Depot Inc. ................      24,146,127       91,354,204
         914,000        Lowe's Companies Inc. ..........      31,973,790       51,812,375
         427,100        Tiffany & Co. ..................      18,999,634       41,215,150
                                                          --------------   --------------
                                                              75,119,551      184,381,729
                                                          --------------   --------------
                        TELECOMMUNICATIONS--2.8%
         557,500        AT&T Corp. .....................      31,626,997       31,115,469
         375,000        MCI Worldcom Inc.+..............      33,623,436       32,273,437
                                                          --------------   --------------
                                                              65,250,433       63,388,906
                                                          --------------   --------------
                        TOTAL COMMON STOCKS.............   1,499,518,297    2,232,881,085
                                                          --------------   --------------

      PRINCIPAL
       AMOUNT
     -----------
                        U.S. GOVERNMENT OBLIGATIONS--0.8%
     $18,791,000        US Treasury Bills, 4.55% to
                         4.80%++, due 07/29/99 to
                         09/23/99.......................      18,618,591       18,618,668
                                                          --------------   --------------
                        TOTAL INVESTMENTS--100.6%.......  $1,518,136,888*   2,251,499,753
                                                          ==============
                        OTHER ASSETS AND LIABILITIES (NET)--(0.6)%......      (14,250,910)
                                                                           --------------
                        NET ASSETS--100.0%
                         (54,069,341 shares outstanding)................   $2,237,248,843
                                                                           ==============
                        NET ASSET VALUE, OFFERING AND REDEMPTION
                         PRICE PER SHARE................................           $41.38
                                                                                     ----
                                                                                     ----
                        ---------------------
                        *For Federal tax purposes:
                        Aggregate cost..................................   $1,518,136,888
                                                                           ==============
                        Gross unrealized appreciation...................   $  739,048,099
                        Gross unrealized depreciation...................       (5,685,234)
                                                                           --------------
                        Net unrealized appreciation.....................   $  733,362,865
                                                                           ==============

------------------------------

 + Non-income producing security.
++ Represents annualized yield at date of purchase.

                See accompanying notes to financial statements.

                            THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

ASSETS:
  Investments, at value (Cost
    $1,518,136,888).......................  $2,251,499,753
  Cash....................................           2,320
  Dividends receivable....................       1,169,222
  Receivable for investments sold.........         360,301
  Receivable for Fund shares sold.........       1,618,830
                                            --------------
  TOTAL ASSETS............................   2,254,650,426
                                            --------------
LIABILITIES:
  Payable for investments purchased.......      14,768,373
  Payable for Fund shares redeemed........         216,857
  Payable for investment advisory fees....       1,734,578
  Payable for distribution fees...........         433,644
  Payable for custodian fees..............          10,857
  Other accrued expenses..................         237,274
                                            --------------
  TOTAL LIABILITIES.......................      17,401,583
                                            --------------
  NET ASSETS applicable to 54,069,341
    shares outstanding....................  $2,237,248,843
                                            ==============
NET ASSETS CONSIST OF:
  Share of beneficial interest, at par
    value.................................  $      540,693
  Additional paid-in capital..............   1,342,183,469
  Accumulated net investment loss.........      (6,316,827)
  Accumulated net realized gain on
    investments...........................     167,478,643
  Net unrealized appreciation on
    investments...........................     733,362,865
                                            --------------
  TOTAL NET ASSETS........................  $2,237,248,843
                                            ==============
  NET ASSET VALUE, offering and redemption
    price per share ($2,237,248,843 /
    54,069,341 shares outstanding; unlimited
    number of shares authorized of $0.01 par
    value)................................          $41.38
                                                    ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
----------------------------------------------------------

INVESTMENT INCOME:
  Dividends.................................  $  6,695,117
  Interest..................................       679,905
                                              ------------
  TOTAL INVESTMENT INCOME...................     7,375,022
                                              ------------
EXPENSES:
  Investment advisory fees..................    10,044,217
  Distribution fees.........................     2,511,054
  Shareholder services fees.................       574,447
  Custodian fees............................       130,894
  Legal and audit fees......................        53,279
  Trustees' fees............................        35,200
  Miscellaneous expenses....................       342,758
                                              ------------
  TOTAL EXPENSES............................    13,691,849
                                              ------------
  NET INVESTMENT LOSS.......................    (6,316,827)
                                              ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments..........   168,077,614
  Net change in unrealized appreciation on
    investments.............................   154,918,777
                                              ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS.............................   322,996,391
                                              ------------
  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS..............................  $316,679,564
                                              ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 1999         YEAR ENDED
                                                                (UNAUDITED)       DECEMBER 31, 1998
                                                              ----------------    -----------------
OPERATIONS:
    Net investment loss.....................................   $   (6,316,827)     $   (4,818,377)
    Net realized gain on investments........................      168,077,614          87,865,238
    Net change in unrealized appreciation on investments....      154,918,777         299,383,776
                                                               --------------      --------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....      316,679,564         382,430,637
                                                               --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS:
    Net realized gain on investments........................               --         (87,865,238)
    In excess of net realized gain on investments...........               --            (202,354)
                                                               --------------      --------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS.....................               --         (88,067,592)
                                                               --------------      --------------
SHARE TRANSACTIONS:
    Net increase in net assets from shares of beneficial
     interest transactions..................................       56,013,185         626,207,999
                                                               --------------      --------------
    NET INCREASE IN NET ASSETS..............................      372,692,749         920,571,044
NET ASSETS:
    Beginning of period.....................................    1,864,556,094         943,985,050
                                                               --------------      --------------
    End of period...........................................   $2,237,248,843      $1,864,556,094
                                                               ==============      ==============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the successor to Gabelli Funds, Inc. as investment adviser) (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Trustees determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Trustees. Short term debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Bank of New York, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $2,511,054, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

The Fund has entered into shareholder servicing agreements with certain service agents for which the service agents receive an annual fee of up to 0.10% of the average daily net assets invested into the Fund by the service agent's customers in an omnibus account. In exchange for these fees, the service agents render to such customers various administrative services, which the Fund would otherwise be obligated to provide at its own expense.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 1999, other than short term securities, aggregated $713,178,503 and $660,104,019, respectively.

6. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 1999.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                                 SIX MONTHS ENDED                     YEAR ENDED
                                                                  JUNE 30, 1999                   DECEMBER 31, 1998
                                                          ------------------------------    ------------------------------
                                                             SHARES           AMOUNT           SHARES           AMOUNT
                                                          ------------    --------------    ------------    --------------
Shares sold.............................................   10,690,672     $ 404,640,042      31,588,783     $ 992,367,041
Shares issued upon reinvestment of dividends............        1,528            49,404       2,299,838        80,836,284
Shares redeemed.........................................   (9,279,455)     (348,676,261)    (14,188,364)     (446,995,326)
                                                          -----------     -------------     -----------     -------------
    Net increase........................................    1,412,745     $  56,013,185      19,700,257     $ 626,207,999
                                                          ===========     =============     ===========     =============

8. NEW SHARE CLASSES. On March 9, 1999, the Board of Trustees of the Fund approved (subject to shareholder approval of Amendments to the Fund's Declaration of Trust to permit the Fund to offer additional classes of shares) a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. Currently, shareholder approval is pending.

THE GABELLI GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                     SIX MONTHS ENDED                       YEAR ENDED DECEMBER 31,
                                      JUNE 30, 1999      --------------------------------------------------------------
                                       (UNAUDITED)          1998           1997          1996        1995        1994
                                     ----------------       ----           ----          ----        ----        ----
OPERATING PERFORMANCE:
  Net asset value, beginning
    of period......................     $    35.40       $    28.63      $  24.14      $  22.16    $  19.68    $  23.26
                                        ----------       ----------      --------      --------    --------    --------
  Net investment income/(loss).....          (0.12)           (0.07)        (0.06)         0.03        0.05        0.07
  Net realized and unrealized
    gain/(loss) on investments.....           6.10             8.58         10.34          4.27        6.39       (0.86)
                                        ----------       ----------      --------      --------    --------    --------
  TOTAL FROM INVESTMENT
    OPERATIONS.....................           5.98             8.51         10.28          4.30        6.44       (0.79)
                                        ----------       ----------      --------      --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income............             --               --         (0.00)(a)     (0.02)      (0.05)      (0.08)
  In excess of net investment
    income.........................             --               --         (0.00)(a)        --          --       (0.01)
  Net realized gain on
    investments....................             --            (1.74)        (5.79)        (2.30)      (3.91)      (2.39)
  In excess of net realized
    gains..........................             --            (0.00)(a)     (0.00)(a)        --          --       (0.31)
                                        ----------       ----------      --------      --------    --------    --------
  TOTAL DISTRIBUTIONS..............             --            (1.74)        (5.79)        (2.32)      (3.96)      (2.79)
                                        ----------       ----------      --------      --------    --------    --------
  NET ASSET VALUE, END OF PERIOD...     $    41.38       $    35.40      $  28.63      $  24.14    $  22.16    $  19.68
                                        ==========       ==========      ========      ========    ========    ========
  TOTAL RETURN+....................          16.9%            29.8%         42.6%         19.4%       32.7%      (3.4)%
                                        ==========       ==========      ========      ========    ========    ========
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA:
  Net assets, end of period (in
    000's).........................     $2,237,249       $1,864,556      $943,985      $609,405    $533,041    $482,471
  Ratio of net investment
    income/(loss) to average
    net assets.....................        (0.63)%(b)       (0.33)%       (0.23)%         0.12%       0.22%       0.31%
  Ratio of operating expenses
    to average net assets..........          1.36%(b)         1.41%         1.43%         1.43%       1.44%       1.36%
  Portfolio turnover rate..........            33%              40%           83%           88%        140%         40%

---------------

 + Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Amount represents less than $0.005 per share.
(b) Annualized.

                See accompanying notes to financial statements.

                            GABELLI FAMILY OF FUNDS

GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (No-load)
                                          Portfolio Manager: Howard F. Ward, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's
primary objective is capital appreciation. (No-load)    Portfolio Manager: Susan
M. Byrne

GABELLI SMALL CAP GROWTH FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                                            Portfolio Manager: Lynda Calkin, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (No-load)
                                               Portfolio Manager: Patricia Fraze

GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (No-load)
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (No-load)
                             Portfolio Managers: Susan M. Byrne & Patricia Fraze

GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (No-load)
                           Team Managed: Mario J. Gabelli, CFA, Marc J. Gabelli,
                                            Laura K. Linehan and Walter K. Walsh

GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. Max. Sales charge:5 1/2%
                                        Portfolio Manager: Mario J. Gabelli, CFA

GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various
market conditions without excessive risk of capital loss. (No-load)    Portfolio
Manager: Mario J. Gabelli, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)
                                             Portfolio Manager: Judith A. Raneri

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (No-load)
                                             Portfolio Manager: Judith A. Raneri

An investment in the above Money Market Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

GLOBAL SERIES

   GABELLI GLOBAL TELECOMMUNICATIONS FUND
   Seeks to invest in telecommunications companies through-out the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (No-load)
                                             Team Manager: Mario J. Gabelli, CFA

   GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
   Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
   (No-load)                                     Portfolio Manager: Hart Woodson

   GABELLI GLOBAL INTERACTIVE COUCH POTATO(R) FUND
   Seeks to invest in securities of companies involved with communications, creativity and copyright. The Fund also seeks to invest in companies participating in emerging technological advances in interactive services and products. The Fund's primary objective is capital appreciation. (No-load)
                                              Portfolio Manager: Marc J. Gabelli

   GABELLI GLOBAL OPPORTUNITY FUND
   Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (No-load)
                              Portfolio Managers: Marc J. Gabelli & Caesar Bryan

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety
of world-wide economic, financial and political factors. (No-load)     Portfolio
Manager: Caesar Bryan

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (No-load)                       Portfolio Manager: Caesar Bryan

The six funds above invest in foreign securities which involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

--------------------------------------------------------------------------------

 TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). The prospectus gives a more complete description of the Fund, including fees and expenses. Read the prospectus carefully before you invest or send money.
                                 1-800-GABELLI

 (1-800-422-3554) -- fax: 1-914-921-5118 -- www.gabelli.com -- info@gabelli.com
                   One Corporate Center, Rye, New York 10580

        THE GABELLI GROWTH FUND
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                  BOARD OF TRUSTEES
Mario J. Gabelli, CFA           Karl Otto Pohl
Chairman and Chief              Former President
Investment Officer              Deutsche Bundesbank
Gabelli Asset Management
  Inc.
Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant
Dollar Dry Dock Savings Bank    Professor, Pace University
Anthony J. Colavita             Anthony Torna
Attorney-at-Law                 Herzog, Heine & Geduld, Inc.
Anthony J. Colavita, P.C.
James P. Conn                   Anthonie C. van Ekris
Former Chief Investment         Managing Director
  Officer
Financial Security Assurance    BALMAC International, Inc.
Holdings Ltd.
John D. Gabelli
Senior Vice President
Gabelli & Company, Inc.

              OFFICERS AND PORTFOLIO MANAGERS
Bruce N. Alpert                 Howard F. Ward, CFA
President and Treasurer         Portfolio Manager
James E. McKee
Secretary

              DISTRIBUTOR
        Gabelli & Company, Inc.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
 Skadden, Arps, Slate, Meagher & Flom
                  LLP

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Growth Fund. It is not
authorized for distribution to
prospective investors unless preceded
or accompanied by an effective
prospectus.
---------------------------------------

GAB406Q299SR

                                                     [PHOTO]

                                         THE
                                         GABELLI
                                         GROWTH
                                         FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1999